SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On February 5, 2003, the registrant issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) The Exhibit Index on Page E-1 is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: February 19, 2003	By: /s/ William E. Hitselberger
William E. Hitselberger
Senior Vice President, Chief Financial and Treasurer

Index to Exhibits

Number	Description	Method of Filing

99	PMA Capital Corporation news release dated February 5, 2003	Filed herewith

E-1